UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	February 17, 2015

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On February 17, 2015, Oshkosh Corporation (the “Company”) issued a press release announcing its intention to sell up to $250 million aggregate principal amount of its unsecured senior notes in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

(99.1)                Oshkosh Corporation Press Release dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: February 17, 2015	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President and
Chief Financial Officer

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated February 17, 2015

Exhibit
Number

(99.1)	Oshkosh Corporation Press Release dated February 17, 2015.